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                                                                   EXHIBIT 99.13


                           ELASTIC AFFILIATE AGREEMENT

                                 [Closing Date]


Paradyne Networks, Inc.
8545 126th Avenue North
Largo, Florida 33773

Ladies and Gentlemen:

         The undersigned, a holder of shares of common stock, par value $0.01 per share ("Elastic Common Stock"), of Elastic Networks Inc., a Delaware corporation ("Elastic"), acknowledges that the undersigned is an "affiliate" of Elastic within the meaning of Rule 145 ("Rule 145") promulgated under the Securities Act of 1933, as amended (the "Securities Act"), by the Securities and Exchange Commission (the "SEC"). Pursuant to the terms of the Agreement and Plan of Merger dated as of December ___, 2001 (the "Merger Agreement"), among Paradyne Networks, Inc., a Delaware corporation ("Paradyne"), Phoenix Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Paradyne ("Sub"), and Elastic, Sub will be merged with and into Elastic (the "Merger"), and in connection with the Merger, the undersigned is entitled to receive shares of common stock, par value $0.001 per share of Paradyne ("Paradyne Common Stock").

         In consideration of the Merger and the mutual covenants contained herein, the undersigned and Paradyne hereby agree as follows:

         As an affiliate of Elastic, the undersigned's ability to sell, assign or transfer the shares of Paradyne Common Stock received by the undersigned in exchange for any shares of Elastic Common Stock in connection with the Merger may be restricted unless such transaction is registered under the Securities Act or an exemption from such registration is available. The undersigned understands that such exemptions are limited and the undersigned has obtained or will obtain advice of counsel as to the nature and conditions of such exemptions, including information with respect to the applicability to the sale of such securities of Rules 144 and 145(d) promulgated under the Securities Act. The undersigned also understands that Paradyne is under no obligation to file a registration statement with the SEC covering the disposition of the undersigned's shares of Paradyne Common Stock or to take any other action necessary to make compliance with an exemption from such registration available.

         The undersigned hereby represents to and covenants with Paradyne that
(a) the Paradyne Common Stock received by the undersigned as a result of the Merger will be taken for the undersigned's own account and not for others, directly or indirectly, in whole or in part and (b) the undersigned will not sell, assign or transfer any of the shares of Paradyne Common Stock received by the undersigned in exchange for shares of Elastic Common Stock in connection with the Merger except (i) pursuant to an effective registration statement under the Securities Act, (ii) in conformity with the volume and other limitations of Rule 145 or (iii) in a transaction which, in the opinion of counsel to the undersigned, such counsel to be reasonably satisfactory to Paradyne and such opinion to be in form and substance reasonably satisfactory to Paradyne, or as


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described in a "no-action" or interpretive letter from the staff of the SEC specifically issued with respect to a transaction to be engaged in by the undersigned, is not required to be registered under the Securities Act.

         The undersigned further agrees and consents to the placement of the following legend on the certificates the shares of Paradyne Common Stock to be received by the undersigned in the Merger:

         "This Certificate has been issued to or transferred to the registered holder as a result of a transaction to which Rule 145 under the Securities Act of 1933 (the "Securities Act") applies and may not be sold, transferred or assigned except (i) pursuant to an effective registration statement under the Securities Act, (ii) in conformity with the volume and other limitations of Rule 145, or (iii) in a transaction which, in the opinion of counsel to the undersigned, such counsel to be reasonably satisfactory to the issuer, and such opinion to be in form and substance reasonably satisfactory to the issuer, or as described in a "no-action" or interpretive letter from the staff of the Securities and Exchange Commission specifically issued with respect to a transaction to be engaged in by the undersigned, is not required to be registered under the Securities Act."

         In the event of a sale or other disposition by the undersigned of the shares of Paradyne Common Stock pursuant to Rule 145(d)(1), the undersigned will supply Paradyne and its transfer agent with evidence of compliance with such Rule, in the form reasonably acceptable to Paradyne and its transfer agent, or the opinion of counsel or no-action letter referred to above. The undersigned understands that Paradyne may instruct its transfer agent to withhold the transfer of any shares of Paradyne Common Stock disposed of by the undersigned, but that (provided such transfer is not prohibited by any other provision of this letter agreement) upon receipt of such evidence of compliance, opinion or letter, Paradyne shall cause the transfer agent to effectuate the transfer of the shares of Paradyne Common Stock sold as indicated in such evidence of compliance, opinion or letter.


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         The undersigned acknowledges that (i) the undersigned has carefully read this letter agreement and understands the requirements hereof and the limitations imposed upon the distribution, sale, transfer or other disposition of Paradyne Common Stock and (ii) the receipt by Paradyne of this letter agreement is an inducement to Paradyne's obligations to consummate the Merger.

         This letter agreement shall be governed by the laws of the State of Delaware.


                                                     Very truly yours,



                                                     ---------------------------
                                                     Name:


Accepted and Agreed:

PARADYNE, INC.



By
   -------------------------------------
     Name:
     Title: